Exhibit 10.2
FIRST AMENDMENT
to
SEVENTH AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
          THIS FIRST AMENDMENT (the “First Amendment” or this “Amendment”) TO SEVENTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated effective March 19, 2007 (as amended, the “Credit Agreement”), which Amendment is dated effective as of January 16, 2008 (the “Effective Date”), is entered into among GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each of the Subsidiaries of the Company listed on the signature pages hereof and such other Subsidiaries of the Company which hereafter shall become parties to the Credit Agreement (the Company and the Subsidiaries are sometimes referred to herein as, individually, a “Borrower,” and collectively, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”), JPMORGAN CHASE BANK, N.A. (as successor by merger to The Chase Manhattan Bank and Chase Bank of Texas, N.A. and formerly known as JPMorgan Chase Bank), as Administrative Agent for the Lenders (in such capacity together with any successor, the “Agent”), COMERICA BANK, as Floor Plan Agent for the Lenders (in such capacity together with any successor, the “Floor Plan Agent”), and BANK OF AMERICA, N.A., as Syndication Agent (in such capacity, together with any successor the “Syndication Agent” and together with the Agent and the Floor Plan Agent, the “Agents”).
RECITALS:
          The Company, each of the other Borrowers, the Agents and the Lenders are parties to the Credit Agreement, pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of the Borrowers; and
          The Company, the Borrowers, the Agents and the Lenders desire to amend the Credit Agreement as hereinafter provided;
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:
ARTICLE I. DEFINITIONS
          Section 1.1 Terms Defined Above. As used in this First Amendment, each of the terms defined in the opening paragraph shall have the meaning assigned to such terms therein.
          Section 1.2 Terms Defined in Credit Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

          Section 1.3 Other Definitional Provisions.
          (a) The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.
          (b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.
ARTICLE II. AMENDMENT TO CREDIT AGREEMENT
          The Company, each of the Borrowers, the Agents and the Lenders agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars.
          Section 2.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:
          (a) The definition of “Acquisition Loan Advance Limit” is hereby amended and restated in its entirety as follows:
‘“Acquisition Loan Advance Limit” means, as of any Borrowing Date of an Acquisition Loan, for the Company and its Subsidiaries on a consolidated basis, calculated as of the last day of the most recently ended fiscal quarter for which an Availability Analysis has been delivered, an amount equal to the lesser of (i) the Total Acquisition Loan Commitment (not to exceed the percentage of the Total Floor Plan Loan Commitment in effect as of the Closing Date) and (ii) the Acquisition Loan Borrowing Base, less, in each case, any applicable Reserve Commitment measured in Dollars.’
          (b) New definitions of “Account”, “Acquisition Loan Borrowing Base”, “Availability Analysis” and “Eligible Accounts” are hereby added as follows:
‘“Account” means any “account” as such term is defined in the UCC, now or hereafter owned by the Company or any of its Subsidiaries, including rights to payment for goods and services sold or leased, whether now existing or hereafter arising in the future.’
‘“Acquisition Loan Borrowing Base” means for the Company and its Subsidiaries, on a consolidated basis, the positive difference between:
(i) the sum of the following items, without duplication, on which the Agent holds a valid and perfected Lien:
(a)	100% of the wholesale purchase price of New Motor Vehicles and Demonstrators that are part of the Collateral less 100% of the wholesale purchase price of New Motor Vehicles and Demonstrators where the Agent’s Lien is subordinated;

(b)	85% of the Book Value of Used Motor Vehicles and Rental Motor Vehicles that are part of the Collateral where the Agent holds a valid and perfected first priority Lien, excluding any Used Vehicles that were purchased by the applicable Floor Plan Borrower more than 90 days prior to the date of determination;

(c)	100% of the amount of contracts in transit, including, without limitation, all accounts, chattel paper and agreements of third parties to pay the purchase price of vehicles sold to customers, which agreements are not yet funded;

(d)	80% of Eligible Accounts where the Agent holds a valid and perfected first priority Lien, excluding all described in (c) above;

(e)	60% of the Book Value of parts inventory where the Agent holds a valid and perfected first priority Lien;

(f)	50% of the cash deposits in all deposit accounts; provided that after , 2008 [60 days after effective date of amendment], such cash deposits will be included only for deposit accounts in which the Agent has a perfected first priority Lien evidenced by a control agreement with the depository bank for each such account; and

(g)	50% of the market value of the securities held in securities accounts in which the Agent has a perfected first priority Lien evidenced by a control agreement with the securities intermediary for each such account.

and
(ii) 100% of all Floor Plan Loans and Swing Line Loans plus the excess, if any, of the amount of floor plan loans attributable to New Motor Vehicles and Demonstrators where the Agent’s Lien is subordinated over 100% of the wholesale purchase price of New Motor Vehicles and Demonstrators where the Lenders’ Lien is subordinated.
‘“Availability Analysis” means the calculations required by Exhibit 9.5(h), which calculations shall include a calculation of the Acquisition Loan Advance Limit.’

‘“Eligible Accounts” means the consolidated net value of all of the Accounts of the Company and its Subsidiaries on which the Agent holds a perfected, first priority Lien, each of which Accounts meet the following criteria on the date of determination:
(a) such Account arises from: (i) the sale or lease of inventory and such inventory has been shipped or delivered in conformity with any contract therefor to the Person obligated on such Account or (ii) the performance of services and such services have been fully rendered, in each case, subject to non-material contests;
(b) such Account is owned by the Company or such Subsidiary free and clear of all Liens or rights of others other than the Liens and rights of the Agent under the Security Documents;
(c) except for amounts due from Manufacturers, the payment due date of such Account (or portion of such Account to be included in Eligible Accounts) is not more than ninety (90) days from the date of the original invoice;
(d) such Account is evidenced by an invoice or other statement rendered to the responsible Account debtor or by chattel paper in favor of the Company or one of its Subsidiaries that is a Floor Plan Borrower;
(e) such Account is the valid obligation of the Account debtor, enforceable in accordance with its terms and neither the Company nor any of its Subsidiaries has received notice that such Account is subject to any set-off, counterclaim, defense, allowance or adjustment or that there is a dispute, objection or complaint by the Account debtor concerning its liability for the Account, and the vehicle or other goods, the sale of which gave rise to the Account, have not been returned, rejected, lost or damaged;
(f) no notice of an Insolvency Proceeding with respect to the Account debtor has been received by the Company or the applicable Subsidiary;
(g) such Account is denominated in Dollars and the relevant Account debtor is domiciled in the United States;
(h) such Account together with all other Accounts due from any one Account debtor, other than any Manufacturer, do not comprise more than twenty percent (20%) of the aggregate Eligible Accounts, unless otherwise approved in writing by the Required Lenders; and

(i) the Account is not due from an Affiliate, a Subsidiary of the Company or any Subsidiary thereof or employee of any of the foregoing.’
          (c) The definition of “Applicable Margin” is hereby amended to be restated in its entirety as follows:
     ‘“Applicable Margin” means, on any date, with respect to Eurodollar, Eurocurrency, Pounds Sterling Loans or Alternate Base Rate Loans, the applicable percentages set forth below based upon the Total Leverage Ratio determined as of such date.

		Eurodollar
		Eurocurrency
	Total Leverage	Pounds Sterling	Alternate Base	Commitment
	Ratio	Margin	Rate Margin	Fee Rate
Category 1	x > 4.0	2.50%	1.00%	.375%
Category 2	3.25 ≤ x ≤ 4.0	2.25%	.75%	.375%
Category 3	2.00 ≤ x < 3.25	2.00%	.50%	.35%
Category 4	1.50 ≤ x < 2.00	1.75%	.25%	.30%
Category 5	x < 1.50	1.50%	.00%	.25%
     Each change in the Applicable Margin shall apply to all Eurodollar Loans that are outstanding at any time during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, even if such effective date occurs in the middle of an Interest Period; provided that the Total Adjusted Leverage Ratio shall be deemed to be in Category 1 under the above table at the option of the Agent or at the request of the Required Lenders if the Company fails to deliver the financial statements or the related compliance certificate required to be delivered by it pursuant to Section 9.5(a), (b) or (c) during the period from the expiration of the time for delivery thereof until such financial statements and related compliance certificate are delivered. In the event that any financial statement or certificate delivered pursuant to Section 9.5(a), (b) or (c), as applicable, is shown to be inaccurate when delivered (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered) and such inaccuracy, if corrected, would have led to the application of a higher Applicable Margin for any period (an “Applicable Period”) than the Applicable Margin applied for such Applicable Period, and only in such case, then the Company shall immediately (i) deliver to the Agent corrected financial statements for such Applicable Period, (ii) determine the Applicable Margin for such Applicable Period based upon the corrected financial statements, and (iii) immediately pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Margin for such Applicable Period. This provision is in addition to rights of the Administrative Agents and Lenders with respect to Section 5.3 and their other respective rights under this Agreement and shall not limit the rights of the Agent to declare an Event of Default.’
          Section 2.2 Amendment to Section 9.5. Section 9.5 of the Credit Agreement is hereby amended to re-letter the subsection that is currently letter (h) to be subsection (i) and to add the following new subsection (h):

“(h) Within thirty (30) days after the end of each fiscal quarter, a completed Availability Analysis in the form of Exhibit 9.5(h), and such other information as the Agent may have reasonably requested to determine the accuracy of such calculation, calculated as of the end of the preceding month; and”
          Section 2.3 Addition of Exhibit 9.5(h). A new Exhibit 9.5(h) is hereby added in the form of Exhibit 9.5(h) attached to this Amendment.
          Section 2.4 Amendment to Section 10.14. Section 10.14 of the Credit Agreement is hereby amended to be restated in its entirety as follows:
          “Section 10.14. Senior Secured Leverage Ratio and Total Leverage Ratio. The Company shall not, at any time permit (a) its Senior Secured Leverage Ratio to be greater than 2.75 to 1.0 and (b) its Total Leverage Ratio to be greater than 4.5 to 1.0.”
ARTICLE III. CONDITIONS
          The effectiveness of this First Amendment is subject to the satisfaction of the following conditions precedent:
          Section 3.1 Loan Documents. The Agent shall have received counterparts of this First Amendment executed and delivered by a duly authorized officer of the Company and each of the Borrowers and the Required Lenders.
          Section 3.2 Representations and Warranties. Except as affected by the transactions contemplated in the Credit Agreement and this First Amendment, each of the representations and warranties made by the Company and the other Borrowers in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date, except to the extent that such representations and warranties are limited to an earlier date or period in which case they shall be limited to such earlier date or period.
          Section 3.3 Other Instruments or Documents. The Agent shall receive such other instruments or documents as it may reasonably request.
          Section 3.4 Payment of Fees and Expenses. The Agent shall have received payment of all its fees and expenses in connection with this Amendment, including, without limitation, amendment fees.
          Section 3.5 Bank of America Facility. The Agent shall have received an amendment modifying the Senior Secured Leverage Ratio covenant in that certain Credit Agreement dated March 29, 2007 among Group 1 Realty, Inc., as borrower, the Company, as parent guarantor, Bank of America, N.A., as administrative agent, and the other lenders party thereto, as the same has been or will be amended, modified or supplemented from time to time.

ARTICLE IV. MISCELLANEOUS
          Section 4.1 Adoption, Ratification and Confirmation of Credit Agreement. The Company, each of the Borrowers, the Agents and the Lenders do hereby adopt, ratify and confirm the Credit Agreement, as amended hereby, and the Security Documents, and acknowledges and agrees that the Credit Agreement, as amended hereby, and each of the Security Documents, are and remain in full force and effect.
          Section 4.2 Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
          Section 4.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and may be delivered in original or facsimile form, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by the Company, the other Borrowers, the Agents and the Required Lenders. In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.
          Section 4.4 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.
          Section 4.5 Invalidity. In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.
          Section 4.6 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.
          Section 4.7 Release and Indemnity.
          (a) The Company and each of the other Borrowers do hereby release and indemnify the Agents and each Lender and each Affiliate thereof and their respective directors, officers, employees and agents from, and release and hold each of them harmless from any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the Loan Documents or the transactions contemplated thereby (including any threatened investigation or proceeding), or the actions or inactions of any Person in regard thereto, including any Person hereby released, and the Company and each of the other Borrowers shall reimburse each Lender and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand, for any expenses (including legal fees) reasonably incurred in connection with any investigation or proceeding involving such matters (the “Indemnified Obligations”). Without prejudice to the survival of any other obligations of the Company and the other Borrowers hereunder and under the other Loan Documents, such release and indemnity shall survive the termination of the Credit Agreement or this Amendment and the other Loan Documents, the payment of the Obligations, or the assignment of the Notes.
          (b) Without limiting any provision of this Amendment, it is the express intention of the parties hereto that each Person to be indemnified hereunder shall be indemnified and held harmless against any and all Indemnified Obligations arising out of or resulting from the ordinary sole or contributory negligence of such Person or imposed upon said party under any theory of strict liability. Without prejudice to the survival of any other obligations of the Borrowers hereunder and under the other Loan Documents, the obligations of the Borrowers under this Section shall survive the termination of this Amendment, the Credit Agreement and the other Loan Documents and the payment of the Obligations and the Notes.
          Section 4.8 Governing Law. This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.
          Section 4.9 Entire Agreement. The Credit Agreement, as amended by this First Amendment and the other Loan Documents, constitute the entire agreement among the parties hereto with respect to the subject thereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject thereof are superseded by the Credit Agreement, as amended by this First Amendment, and the other Loan Documents.
[SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS HEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

GROUP 1 AUTOMOTIVE, INC., a Delaware corporation
By:	/s/ John C. Rickel
John C. Rickel
Senior Vice President and CFO

GROUP 1 FUNDING, INC., a Delaware corporation; GROUP 1 REALTY, INC., a Delaware corporation;
By:	/s/ John C. Rickel
John C. Rickel
President

BARON DEVELOPMENT COMPANY, LLC,
a Kansas limited liability company
G1R FLORIDA, LLC,
a Delaware limited liability company
IVORY AUTO PROPERTIES OF SOUTH CAROLINA, LLC,
A South Carolina limited liability company

By:  Group 1 Realty, Inc.,
        its Sole Member

By:	/s/ John C. Rickel
John C. Rickel
President

BOHN HOLDINGS, LLC,
a Delaware limited liability company;
By:  Bohn Holdings, Inc.,
        its Sole Member
BOHN-FII, LLC,
a Delaware limited liability company;
By:  Bohn Holdings-F, Inc.,
        its Sole Member
GPI KS-SV, LLC,
a Delaware limited liability company
By:  GPI KS-SB, Inc.,
        its Sole Member

GPI SC-SV, LLC,
a Delaware limited liability company
By:  GPI SC-SB, Inc.,
        its Sole Member
GROUP 1 ASSOCIATES HOLDINGS, LLC,
a Delaware limited liability company
By:  Group 1 Associates, Inc.,
        its Sole Member
HARVEY-FLM, LLC,
a Delaware limited liability company;
By:  Bohn Holdings-F, Inc.,
        its Sole Member
HARVEY FORD, LLC,
a Delaware limited liability company;
By:  Bohn-FII, LLC,
        its Sole Member
By:  Bohn Holdings-F, Inc.,
        its Sole Member
HARVEY GM, LLC,
a Delaware limited liability company;
By:  Bohn Holdings, LLC,
        its Sole Member
By:  Bohn Holdings, Inc.,
        its Sole Member
HARVEY OPERATIONS-T, LLC,
a Delaware limited liability company
By:  Bohn Holdings, LLC,
        its Sole Member
By:  Bohn Holdings, Inc.,
        its Sole Member
IRA AUTOMOTIVE GROUP, LLC,
a Delaware limited liability company
By:  Danvers-T, Inc.,
        its Sole Member

By:	/s/ John C. Rickel
John C. Rickel
Vice President

DANVERS-SU, LLC, a Delaware limited liability company By: Group 1 Holdings-S, L.L.C., its Sole Member
GROUP 1 HOLDINGS-DC, L.L.C.,
a Delaware limited liability company;
GROUP 1 HOLDINGS-F, L.L.C.,
a Delaware limited liability company;
GROUP 1 HOLDINGS-GM, L.L.C.,
a Delaware limited liability company;
GROUP 1 HOLDINGS-H, L.L.C.,
a Delaware limited liability company;
GROUP 1 HOLDINGS-N, L.L.C.,
a Delaware limited liability company;
GROUP 1 HOLDINGS-S, L.L.C.,
a Delaware limited liability company;
GROUP 1 HOLDINGS-T, L.L.C.,
a Delaware limited liability company;
HOWARD-DCIII, LLC,
a Delaware limited liability company;

By: Group 1 Automotive, Inc., its Sole Member
By:	/s/ John C. Rickel
John C. Rickel
Senior Vice President & CFO

COURTESY FORD, LLC,
a Delaware limited liability company;
GULF BREEZE FORD, LLC,
a Delaware limited liability company;
KEY FORD, LLC,
a Delaware limited liability company;
KOONS FORD, LLC,
a Delaware limited liability company;

By: Group 1 FL Holdings, Inc., its Sole Member
By:	/s/ John C. Rickel
John C. Rickel
Vice President

GROUP 1 LP INTERESTS-DC, INC., a Delaware corporation; GROUP 1 LP INTERESTS-GM, INC., a Delaware corporation; GROUP 1 LP INTERESTS-S, INC., a Delaware corporation;
By:	/s/ John C. Rickel
John C. Rickel
President

AMARILLO MOTORS-C, LTD.,
a Texas limited partnership;
AMARILLO MOTORS-J, LTD.,
a Texas limited partnership;
AMARILLO MOTORS-SM, LTD.,
a Texas limited partnership;
GPI, LTD.,
a Texas limited partnership;
MAXWELL-G, LTD.,
a Texas limited partnership;
MCCALL-SL, LTD.,
a Texas limited partnership;
PRESTIGE CHRYSLER SOUTH, LTD.,
a Texas limited partnership;
ROCKWALL AUTOMOTIVE-DCD, LTD.,
a Texas limited partnership;

By: Group 1 Associates, Inc., its General Partner
By:	/s/ John C. Rickel
John C. Rickel
Vice President

ADVANTAGECARS.COM, INC.,
a Delaware corporation;
AMARILLO MOTORS-F, INC.,
a Delaware corporation;
BOB HOWARD AUTOMOTIVE-EAST, INC.,
an Oklahoma corporation;
BOB HOWARD CHEVROLET, INC.,
an Oklahoma corporation;
BOB HOWARD DODGE, INC.,
an Oklahoma corporation;
BOB HOWARD MOTORS, INC.,
an Oklahoma corporation;
BOB HOWARD NISSAN, INC.,
an Oklahoma corporation;
BOHN HOLDINGS, INC.,
a Delaware corporation;
BOHN HOLDINGS-F, INC.,
a Delaware corporation;
CASA CHEVROLET, INC.,
a New Mexico corporation;
CASA CHRYSLER PLYMOUTH JEEP, INC.,
a New Mexico corporation;
CHAPERRAL DODGE, INC.,
a Delaware corporation;
DANVERS-DCII, INC.,
a Delaware corporation;
DANVERS-DCIII, INC.,
a Delaware corporation;
DANVERS-N, INC.,
a Delaware corporation;
DANVERS-NII, INC.,
a Delaware corporation;
DANVERS-S, INC.,
a Delaware corporation;
DANVERS-SB, INC.,
a Delaware corporation;
DANVERS-T, INC.,
a Delaware corporation;
DANVERS-TII, INC.,
a Delaware corporation;
DANVERS-TIII, INC.,
a Delaware corporation;
DANVERS-TL, INC.,
a Delaware corporation;

FMM, INC.,
a California corporation;
GPI AL-N, INC.,
a Delaware corporation;
GPI ATLANTA-F, INC.,
a Georgia corporation;
GPI ATLANTA-FLM, INC.,
a Delaware corporation;
GPI ATLANTA-FLMII, INC.,
a Delaware corporation;
GPI ATLANTA-T, INC.,
a Delaware corporation;
GPI CA-DMII, INC.
a Delaware corporation;
GPI CA-NIII, INC.,
a Delaware corporation;
GPI CA-TII, INC.,
a Delaware corporation;
GPI GA-DM, INC.,
a Delaware corporation;
GPI KS-SB, INC.,
a Delaware corporation;
GPI MS-H, INC.,
a Delaware corporation;
GPI MS-N, INC.,
a Delaware corporation;
GPI MS-SK, INC.,
a Delaware corporation;
GPI NH-T, INC.,
a Delaware corporation;
GPI NH-TL, INC.,
a Delaware corporation;
GPI SAC-SK, INC.,
a Delaware corporation;
GPI SAC-T, INC.,
a Delaware corporation;
GPI SD-DC, INC.,
a Delaware corporation;
GPI SC-SB, INC.,
a Delaware corporation;
GPI SD-IMPORTS, INC.,
a Delaware corporation;
GROUP 1 ASSOCIATES, INC.,
a Delaware corporation;

GROUP 1 FL HOLDINGS, INC.,
a Delaware corporation;
HOWARD FORD, INC.,
a Delaware corporation;
HOWARD PONTIAC-GMC, INC.,
an Oklahoma corporation;
HOWARD-GM, INC.,
a Delaware corporation;
HOWARD-GMII, INC.,
a Delaware corporation;
HOWARD-GMIII, INC.,
a Delaware corporation;
HOWARD-H, INC.,
a Delaware corporation;
HOWARD-HA, INC.,
a Delaware corporation;
HOWARD-SB, INC.,
a Delaware corporation;
JIM TIDWELL FORD, INC.,
a Delaware corporation;
KUTZ-N, INC.,
a Delaware corporation;
LUBBOCK MOTORS, INC.,
a Delaware corporation;
LUBBOCK MOTORS-F, INC.,
a Delaware corporation;
LUBBOCK MOTORS-GM, INC.,
a Delaware corporation;
LUBBOCK MOTORS-S, INC.,
a Delaware corporation;
LUBBOCK MOTORS-SH, INC.,
a Delaware corporation;
LUBBOCK MOTORS-T, INC.,
a Delaware corporation;
LUBY CHEVROLET CO.,
a Delaware corporation;
MAXWELL CHRYSLER DODGE JEEP, INC.,
a Delaware corporation;
MAXWELL FORD, INC.,
a Delaware corporation;
MAXWELL-GMII, INC.,
a Delaware corporation;
MAXWELL-N, INC.,
a Delaware corporation;

MAXWELL-NII, INC.,
a Delaware corporation;
MCCALL-H, INC.,
a Delaware corporation;
MCCALL-HA, INC.,
a Delaware corporation;
MCCALL-N, INC.,
a Delaware corporation;
MCCALL-SB, INC.,
a Delaware corporation;
MCCALL-T, INC.,
a Delaware corporation;
MCCALL-TII, INC.,
a Delaware corporation;
MCCALL-TL, INC.,
a Delaware corporation;
MIKE SMITH AUTOMOTIVE-H, INC.,
a Delaware corporation;
MIKE SMITH AUTOMOTIVE-N, INC.,
a Texas corporation;
MIKE SMITH AUTOPLAZA, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX BUICK, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX DODGE, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX, INC.,
a Texas corporation;
MIKE SMITH AUTOPLEX-GERMAN IMPORTS, INC.,
a Texas corporation;
MIKE SMITH GM, INC.,
a Delaware corporation;
MIKE SMITH IMPORTS, INC.,
a Texas corporation;
MIKE SMITH MOTORS, INC.,
a Texas corporation;
MILLBRO, INC.,
a California corporation;
MILLER AUTOMOTIVE GROUP, INC.,
a California corporation;
MILLER FAMILY COMPANY, INC.,
a California corporation;
MILLER IMPORTS, INC.,
a California corporation;

MILLER INFINITI, INC.,
a California corporation;
MILLER NISSAN, INC.,
a California corporation;
MILLER-DM, INC.,
a Delaware corporation;
MILLER-SH, INC.,
a Delaware corporation;
NJ-DM, INC.,
a Delaware corporation;
NJ-H, INC.,
a Delaware corporation;
NJ-HA, INC.,
a Delaware corporation;
NJ-HAII, INC.,
a Delaware corporation;
NJ-HII, INC.,
a Delaware corporation;
NJ-SB, INC.,
a Delaware corporation;
NJ-SV, INC.,
a Delaware corporation;
NY-FV, INC.,
a Delaware corporation;
NY-FVII, INC.,
a Delaware corporation;
NY-SB, INC.,
a Delaware corporation;
NY-SBII, INC.,
a Delaware corporation
PERIMETER FORD, INC.,
a Delaware corporation;
PRESTIGE CHRYSLER NORTHWEST, INC.,
a Delaware corporation;
ROCKWALL AUTOMOTIVE-F, INC.,
a Delaware corporation;
SUNSHINE BUICK PONTIAC GMC TRUCK, INC.,
a New Mexico corporation
WEST CENTRAL MANAGEMENT CO., INC.,
a Delaware corporation;

By:	/s/ John C. Rickel
John C. Rickel
Vice President

AGENT, ISSUING BANK AND LENDER:	JPMORGAN CHASE BANK, N.A.
	By:	/s/ H. David Jones
		Name:	H. David Jones
		Title:	Senior Vice President

FLOOR PLAN AGENT, SWING LINE BANK AND LENDER:	COMERICA BANK
	By:	/s/ Jonathan S. Heine
		Name:	Jonathan S. Heine
		Title:	Vice President

SYNDICATION AGENT AND LENDER:	BANK OF AMERICA, N.A.
	By:	/s/ M. Patricia Kay
		Name:	M. Patricia Kay
		Title:	Senior Vice President

LENDER:	TOYOTA MOTOR CREDIT CORPORATION
	By:	/s/ Mark Doi
		Name:	Mark Doi
		Title:	National Accounts Dealer Credit Manager

LENDER:	NISSAN MOTOR ACCEPTANCE CORPORATION, a California corporation
	By:	/s/ Kevin Cullum
		Name:	Kevin Cullum
		Title:	Director, Commercial Credit

LENDER:	SOVEREIGN BANK
	By:	/s/ Kyle S. Bourque
		Name:	Kyle S. Bourque
		Title:	Vice President

LENDER:	BMW FINANCIAL SERVICES NA. LLC
	By:	/s/ Jeff Burnside
		Name:	Jeff Burnside
		Title:	Credit Manager, Retailer Finance

By:	/s/ John B. Nore
	Name:	John B. Nore
	Title:	GM, Retailer Finance

LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION
	By:	/s/ Michael R. Burkitt
		Name:	Michael R. Burkitt
		Title:	Senior Vice President

LENDER:	BNP PARIBAS
	By:	/s/ Richard Broeren
		Name:	Richard Broeren
		Title:	Managing Director

By:	/s/ Michael Pearce
	Name:	Michael Pearce
	Title:	Director

LENDER:	U.S. BANK, N.A.
	By:	/s/ Jonathan A. Horton
		Name:	Jonathan A. Horton
		Title:	Senior Vice President

LENDER:	CITIBANK, N.A.
	By:	/s/ Christopher M. Murphy
		Name:	Christopher M. Murphy
		Title:	Vice President

LENDER:	BARCLAYS BANK PLC
	By:	/s/ Douglas Bernegger
		Name:	Douglas Bernegger
		Title:	Director

LENDER:	RBS CITIZENS, N.A., SUCCESSOR BY MERGER TO CITIZENS BANK NEW HAMPSHIRE
	By:	/s/ Mark C. Mazmanian
		Name:	Mark C. Mazmanian
		Title:	Vice President

LENDER:	KEY BANK
	By:	/s/ Jim Webber
		Name:	Jim Webber
		Title:	Commercial RM, VP

LENDER:	SUNTRUST BANK
	By:	/s/ Baerbel Freudenthaler
		Name:	Baerbel Freudenthaler
		Title:	Vice President

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION
	By:	/s/ Byron Slaughter
		Name:	Byron Slaughter
		Title:	Credit Manager

LENDER:	FIFTH THIRD BANK
	By:	/s/ Mark Olson
		Name:	Mark Olson
		Title:	Vice President

LENDER:	NATIONAL CITY BANK
	By:	/s/ John R. Schufield
		Name:	John R. Schufield
		Title:	Vice President

LENDER:	DEUTSCHE BANK AG NEW YORK BRANCH
	By:	/s/ Scottye Lindsey
		Name:	Scottye Lindsey
		Title:	Director

	By:	/s/ Carin Keegan
		Name:	Carin Keegan
Title; Vice President

LENDER:	WORLD OMNI FINANCIAL CORP.
	By:	/s/ Rebecca Hewitt
		Name:	Rebecca Hewitt
		Title:	AVP Commercial Operations

LENDER:	AMARILLO NATIONAL BANK
	By:	/s/ Cory Ramsey
		Name:	Cory Ramsey
		Title:	Senior Vice President

LENDER:	BANK OF OKLAHOMA, N.A.
	By:	/s/ Kenneth R. Owens
		Name:	Kenneth R. Owens
		Title:	Vice President

EXHIBIT 9.5(h)
FORM OF AVAILABILITY ANALYSIS

(I)	Acquisition Loan Advance Limit Calculation:

	(a)	The lesser of (i) and (ii):

		(i)	The Acquisition Loan Commitment	$___________

		(ii)	The Acquisition Loan Borrowing Base (as calculated in (II) below)	$___________

	(b)	Minus the amount of the Reserve Commitment		$___________

(II)	Revolving Credit Borrowing Base Calculation:

For the Company and its Subsidiaries on a consolidated basis, the difference between (a) and (b):

	(a)	The sum of the following items, without duplication, on which the Administrative Agent holds a valid and perfected Lien:

		(i)	100% of the wholesale purchase price of New Motor Vehicles and Demonstrators that are part of the Collateral;	$___________

(less 100 % of the wholesale purchase price of New Motor Vehicles and Demonstrators where Agent’s Lien is subordinate, which includes Ford New Motor Vehicles & Demos, which includes Ford, Lincoln/Mercury, Mazda, Volvo, Range Rover, and Jaguar)
($__________)

(ii)	85% of the Book Value of Used Motor Vehicles and Rental Motor Vehicles that are part of the Collateral and where the Agent holds a valid and perfected first priority Lien;	$___________

	(less 85% of the Book Value of Used Vehicles that were purchased by the applicable Floor Plan Borrower more than 90 days prior to the date of determination)	($__________)

(iii)	100% of the amount of contracts in transit, including, without limitation, all accounts, chattel paper and agreements of third parties to pay the purchase price of vehicles sold to customers, which agreements are not yet funded;	$___________

(iv)	80% of Eligible Accounts where the Agent holds a valid and perfected first priority Lien, excluding all described in (iii) above;	$___________

(v)	60% of the Book Value of parts inventory where the Agent holds a valid and perfected first priority Lien;	$___________

(vi)	50% of the cash deposits in all deposit accounts; provided that after ______, 2008, such cash deposits will be included only for deposit accounts in which the Agent has a perfected first priority Lien evidenced by a control agreement with the depository bank for each such account; and	$___________

(vii)	50% of the market value of the securities held in securities accounts in which the Agent has a perfected first priority Lien evidenced by a control agreement with the securities intermediary for such account.	$___________

Sum of (i) through (vii)		$___________
Exhibit 9.5(h)

	(b)	100% of all Floor Plan Loans and Swing Line Loans plus the excess, if any, of the amount of floor plan loans attributable to New Motor Vehicles and Demonstrators where the Agent’s Lien is subordinated over 100% of the wholesale purchase price of New Motor Vehicles and Demonstrators where Agent’s Lien is subordinated.	$___________

	Difference between (a) and (b)		$___________

(III)	Used Car Book Value; Floor Plan Advance Limit:

	(a)	The Book Value of all Used Motor Vehicles owned by the Floor Plan Borrowers.	$___________

	(b)	Floor Plan Advance Limit for Used Motor Vehicles (70% of (a)).	$___________
Exhibit 9.5(h)